Exhibit 10.8.2

EXECUTION VERSION

AMENDMENT NO. 2 TO
LOAN CERTIFICATE AND
SERVICING AGREEMENT

     THIS AMENDMENT NO. 2 TO LOAN CERTIFICATE AND SERVICING AGREEMENT, dated as of June 30, 2003 (this “Amendment”), is entered into by and among

     (1) CAPITALSOURCE ACQUISITION FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”);

     (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource Finance”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the "Servicer”);

     (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, “VFCC”), as the purchaser (together with its successors and assigns in such capacity, the “Purchaser”);

     (4) WACHOVIA SECURITIES, INC., a Delaware corporation (together with its successors and assigns, “WSI”), as the agent for the Purchaser (together with its successors and assigns in such capacity, the “Purchaser Agent”) and as the agent for the Purchaser Agent (together with its successors and assigns in such capacity, the “Administrative Agent”); and

     (5) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (“Wells Fargo”), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian”).

     Capitalized terms used but not defined herein are used as defined in the Agreement (defined below).

     WHEREAS, the parties hereto entered into that certain Loan Certificate and Servicing Agreement, dated as of February 28, 2003, as amended by Amendment No. 1 to Loan Certificate and Servicing Agreement dated as of April 3, 2003 (as further amended, supplemented, modified or restated from time to time, the "Agreement”);

     WHEREAS, the Originator has acquired a pool of floating rate senior secured loans from the Fleet Financing Originator (defined below) pursuant to the terms of Fleet Acquisition Agreement (defined below), a copy of which is attached hereto as Schedule VIII-A;

     WHEREAS, the Originator will on the Fleet Funding Date (defined below) transfer the Loans acquired from the Fleet Financing Originator (defined below) to the Seller pursuant to the terms of the Sale Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     Section 1. Amendments.

     (a) The following definitions in Section 1.1 of the Agreement are hereby amended and restated in their entirety as follows:

Acquisition Agreement: The FINOVA Acquisition Agreement and the Fleet Acquisition Agreement, collectively.

Advance Rate: Prior to the Release Date, an amount equal to 80%, and on and after the Release Date, an amount equal to 75%.

Financing Originator: The FINOVA Financing Originator and the Fleet Financing Originator, collectively.

Funding Date: (i) The Business Day following the Closing Date, (ii) the Business Day following the Fleet Closing Date, and (iii) as to any incremental Advance, any Business Day that is one (1) Business Day immediately following the receipt by the Administrative Agent and the Purchaser Agent of a Borrowing Notice (along with a Borrowing Base Certificate) in accordance with Section 2.2.

Loan: Any loan purchased by the Originator from a Financing Originator pursuant to and in accordance with an Acquisition Agreement that is identified on a Loan List or contributed to the Seller eligible to be purchased by the Seller and included as part of the Asset Pool on the Closing Date or, with respect to a Loan purchased from the Fleet Financing Originator, the Fleet Closing Date.

     (b) Section 1.1 of the Agreement is hereby amended to include the following new definitions:

FINOVA Acquisition Agreement: Portfolio Acquisition Agreement, by and between the Originator, the FINOVA Financing Originator and Finova Portfolio Services, Inc., a copy of which is attached hereto as Schedule VIII

FINOVA Financing Originator: FINOVA Capital Corporation.

Fleet Acquisition Agreement: That certain portfolio acquisition agreement, by and between the Originator and the Fleet Financing Originator.

Fleet Closing Date: June 30, 2003.

Fleet Financing Originator: Fleet National Bank.

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Fleet Loan Checklist. The list of loan documents attached as Schedules 3 and 9 to the Fleet Acquisition Agreement that identifies the items contained in the related Loan File, as amended from time to time.

Fleet Loan List: The Fleet Loan List provided by the Seller to the Administrative Agent and the Collateral Custodian, in the form of Schedule IV-A hereto, as such list may be amended, supplemented or modified from time to time in accordance with this Agreement.

Release Date: The date on which the Administrative Agent releases the Collateral (as defined in the Series 2002-2 Pledge Agreement) from the lien of the Series 2002-2 Pledge Agreement pursuant to the Release Letter.

Release Letter: A letter in the form attached as Schedule X.

Series 2002-2 Assignment: Membership Interest Assignment Agreement in the form attached as Schedule XI.

Series 2002-2 Pledge Agreement: Membership Interest Pledge Agreement dated as of February 28, 2003, by Seller, as pledgor, in favor of Administrative Agent, as pledgee.

     (c) The first paragraph of the definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

"Eligible Loan”: On any date of determination, each Loan (A) for which the Administrative Agent, Collateral Custodian and Backup Servicer have received the following no later than 12:00 p.m. Charlotte, North Carolina time on the Closing Date (or, with respect to any Loan purchased from the Fleet Financing Originator, the Fleet Closing Date): (i) a copy of the duly executed original promissory note and Loan Checklist and the Fleet Loan Checklist in a form and substance satisfactory to the Administrative Agent, (ii) a Borrowing Notice and Loan List delivered by the Seller to the Collateral Custodian and the Administrative Agent as part of the Borrowing Notice or Monthly Report delivered by the Servicer, and (iii) a Borrowing Base Certificate; provided, however, that if such Loan is part of a capital contribution or Required Equity Contribution to the Seller the Collateral Custodian shall have received the Required Loan Documents within three (3) Business Days of receipt of the Certificate of Assignment, and (B) that satisfies each of the following eligibility requirements:”

     (d) Paragraph (xx) of the definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

     (xx) with respect to each Loan purchased from the FINOVA Financing Originator, as of the related Funding Date (i) the collateral (including, but not limited to, the notes of the Obligors and Assignments of Mortgage in each case where real property secures the Obligors’ notes) of the related Obligor securing such Loan is held by an Underlying Custodian under an Underlying Custodial Agreement, (ii) the Underlying Custodial Agreement for such Loan provides that (A) the related Underlying Custodian holds the collateral of the Obligors on behalf of the Originator, and any other assignee

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and (B) the Underlying Custodian will record and file the Assignments of Mortgage in its name on behalf of the Seller and any other assignee upon the request of the Originator and (iii) the Originator’s rights under the Underlying Custodial Agreement are fully assignable and have been assigned to the Purchaser.

     (e) Exhibit IV-A and Schedules X and XI to this Amendment are hereby added to the Agreement as new Exhibit IV-A and Schedules X and XI to the Agreement.

     Section 2. Additional Representations and Warranties. The Seller hereby represents and warrants, as of the Fleet Closing Date, that (i) the Fleet Loan List and the information contained in the Borrowing Notice delivered pursuant to Section 2.2 is an accurate and complete listing in all material respects of all Assets purchased from the Fleet Financing Originator in the Asset Pool as of the Cut-Off Date and the information contained therein with respect to the identity of such Assets and the amounts owing thereunder is true and correct in all material respects as of the related Cut-Off Date, (ii) each such Loan that is part of the Borrowing Base is an Eligible Loan as of such date, (iii) each such Asset is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws, (iv) with respect to each such Asset, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of an ownership interest in such Assets to the Administrative Agent as agent for the Secured Parties have been duly obtained, effected or given and are in full force and effect, and (v) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each such Asset.

     Section 3. Termination of Series 2002-2 Pledge Agreement. The Seller may terminate the Series 2002-2 Pledge Agreement upon prior written notice to the Administrative Agent; provided, however, that no Termination Event or Servicer Default or event that with notice or lapse of time would constitute either a Termination Event or a Servicer Default has occurred and has not been remedied. Upon such notice from Seller, the parties shall execute the Release Letter and the Series 2002-2 Assignment.

     Section 4. Agreement in Full Force and Effect as Amended.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

     Section 5. Conditions Precedent.

     This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto.

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     Section 6. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (h) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CAPITALSOURCE ACQUISITION FUNDING LLC

	By:	/s/ STEVEN A. MUSELES

	Name:	Steven A. Museles

	Title:	Senior Vice President

CapitalSource Acquisition Funding LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: Controller
Facsimile No.: (301) 841-2375
Confirmation No.: (301) 841-2731

THE ORIGINATOR AND THE SERVICER:	CAPITALSOURCE FINANCE LLC

	By:	/s/ STEVEN A. MUSELES

	Name:	Steven A. Museles

	Title:	Senior Vice President

CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: Controller
Facsimile No.: (301) 841-2375
Confirmation No.: (301) 841-2731

[Signatures Continued on the Following Page]

VFCC:	VARIABLE FUNDING CAPITAL
CORPORATION

Commitment:
	By:	Wachovia Securities, Inc., as attorney-
$115,000,000		in-fact
	By:	/s/ DOUGLAS R. WILSON, SR

	Name:	Douglas R. Wilson, Sr.

	Title:	Vice President

Variable Funding Capital Corporation
c/o Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

With respect to notices required pursuant to Section 13.2 of the Agreement, a copy of notices sent to VFCC shall be sent to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York 10005
Attention: Vice President
Facsimile No.: (212) 346-9012
Confirmation No.: (212) 346-9008

THE ADMINISTRATIVE AGENT AND	WACHOVIA SECURITIES, INC.
THE PURCHASER AGENT:

	By:	/s/ RAJ SHAH

	Name:	Raj Shah

	Title:	Director

Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

[Signatures Continued on the Following Page]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, not in its
individual capacity but solely as Backup
Servicer

	By:	/s/ TIMOTHY MATYI

	Name:	Timothy Matyi

	Title:	Assistant Vice President

Wells Fargo Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9311—161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset—Backed Administration
Facsimile No.: (612) 667-3539
Confirmation No.: (612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, not in its
individual capacity but solely as Collateral Custodian

	By:	/s/ TIMOTHY MATYI

	Name:	Timothy Matyi

	Title:	Assistant Vice President

Wells Fargo Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9311—161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.: (612) 667-3539
Confirmation No.: (612) 667-8058

EXHIBIT IV-A

FLEET LOAN LIST

1)	$10,000,000 Committed Revolving Line of Credit from Fleet National Bank to Bay Country Consumer Finance, Inc. pursuant to that certain Finance Agreement dated May 24, 2001 between Summit Bank, predecessor in interest to Fleet National Bank, and Bay Country Consumer Finance, Inc.

2)	$1,000,000 Committed Revolving Line of Credit from Fleet National Bank to Miracle Finance, Inc. and Miracle Finance of Alabama, Inc. pursuant to that certain Loan and Security Agreement dated as of November 23, 1998 between Freemont Financial Corporation, predecessor in interest to Summit Bank, predecessor in interest to Fleet National Bank, and Miracle Finance, Inc. and Miracle Finance of Alabama, Inc., as amended by that certain First Amendment to Loan and Security Agreement dated December 22, 2000, that certain Second Amendment to Loan and Security Agreement dated May 14, 2001, and that certain Third Amendment to Loan and Security Agreement dated March 31, 2002.

3)	$2,250,000 Committed Revolving Line of Credit from Fleet National Bank to North Courtland Auto Sales, Inc. and NTM Financing Corp. pursuant to that certain Finance Agreement dated September 7, 2000 between Summit Bank, predecessor in interest to Fleet National Bank, and North Courtland Auto Sales, Inc. and NTM Financing Corp., as amended by that certain First Amendment to Finance Agreement dated May 9, 2001, and that certain Second Amendment to Finance Agreement dated February 19, 2002.

SCHEDULE X

FORM OF RELEASE LETTER

June 30, 2003

CapitalSource Acquisition Funding LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815

Re:	Membership Interest Pledge Agreement, dated as of February 28, 2003 (as amended, modified, waived, supplemented or restated from time to time, the “Pledge Agreement”), by and between CapitalSource Acquisition Funding LLC, as the pledgor, and Wachovia Securities, Inc., as the administrative agent

Ladies and Gentlemen:

     Reference is hereby made to the Loan Certificate and Servicing Agreement, dated as of February 28, 2002 , as amended by Amendment No. 1 to Loan Certificate and Servicing Agreement dated as of April 3, 2003 (as further amended, supplemented, modified or restated from time to time, the “Loan Certificate and Servicing Agreement”), by and among CapitalSource Acquisition Funding, LLC (“CapitalSource Acquisition Funding”), as the seller, CapitalSource Finance, LLC (“CapitalSource Finance”), as the originator and as the servicer, Variable Funding Capital Corporation (“VFCC”), as the purchaser, Wachovia Securities, Inc., as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as agent for VFCC (together with its successors and assigns in such capacity, the “Purchaser Agent”), and Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as the backup servicer and as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian”). Capitalized terms used but not defined in this letter agreement shall have the meanings assigned in the Loan Certificate and Servicing Agreement.

     Effective upon the execution of this letter agreement by all parties hereto, the Pledge Agreement (other than those provisions that explicitly survive termination) shall be of no further force and effect, and the Administrative Agent, on behalf of the Secured Parties, hereby releases the Collateral (as defined in the Pledge Agreement) from the lien and operation of the Pledge Agreement and consents to the assignment of any of the Collateral to CapitalSource Finance pursuant to the Membership Interest Assignment Agreement dated of even date herewith between CapitalSource Acquisition Funding and CapitalSource Finance. The Administrative Agent hereby agrees to cooperate with CapitalSource Acquisition Funding (i) to accomplish the filing of UCC termination statements necessary to evidence the foregoing release, and (ii) by executing any additional commercially reasonable documentation necessary to accomplish such release provided to the Administrative Agent by CapitalSource Acquisition Funding at CapitalSource Acquisition Funding’s sole expense (including, without limitation, such documentation as may be necessary to return or otherwise deliver any property other than such Collateral held by the Collateral Custodian in connection with the Pledge Agreement).

     This letter agreement may be executed in counterparts, and by the different parties in different counterparts, each of which shall constitute an original but all of which together shall constitute the same agreement. This letter shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

     If the foregoing is in accordance with your understanding, please execute and return this letter to us.

Very truly yours,

Accepted and Agreed to	CAPITALSOURCE FINANCE LLC
as of the date written above

By:

Name:

Title:

CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: James Mozingo
Facsimile No.: (301) 841-2375
Confirmation No.: (301) 841-2731

Accepted and Agreed to	CAPITALSOURCE ACQUISITION FUNDING LLC
as of the date written above

By:

Name:

Title:

CapitalSource Acquisition Funding LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: James Mozingo
Facsimile No.: (301) 841-2375
Confirmation No.: (301) 841-2731

[Signatures Continued on the Following Page]

Accepted and Agreed to	WACHOVIA SECURITIES, INC., in its capacity as
as of the date written above	Administrative Agent

By:

Name:

Title:

Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

[Signatures Continued on the Following Page]

Accepted and Agreed to	VARIABLE FUNDING CAPITAL
as of the date written above	CORPORATION

By: Wachovia Securities, Inc., as attorney-
in-fact

By:

Accepted and Agreed to	Name:

as of the date written above	Title:

Variable Funding Capital Corporation
c/o Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

[Signatures Continued on the Following Page]

Accepted and Agreed to	WACHOVIA SECURITIES, INC., in its capacity as
as of the date written above	the Purchaser Agent

By:

Name:

Title:

Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

[Signatures Continued on the Following Page]

Accepted and Agreed to	WELLS FARGO BANK MINNESOTA,
as of the date written above	NATIONAL ASSOCIATION, not in its
individual capacity but solely as Backup
Servicer

By:

Name:

Title:

Wells Fargo Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9311—161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset—Backed Administration
Facsimile No.: (612) 667-3539
Confirmation No.: (612) 667-8058

Accepted and Agreed to	WELLS FARGO BANK MINNESOTA,
as of the date written above	NATIONAL ASSOCIATION, not in its
individual capacity but solely as Collateral Custodian

By:

Name:

Title:

Wells Fargo Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9311—161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.: (612) 667-3539
Confirmation No.: (612) 667-8058

SCHEDULE XI

FORM OF MEMBERSHIP INTEREST ASSIGNMENT AGREEMENT

     THIS MEMBERSHIP INTEREST ASSIGNMENT AGREEMENT (this “Agreement”), dated as of ___, 2003, is made by CAPITALSOURCE ACQUISITION FUNDING LLC (“CapitalSource Acquisition Funding”), as Assignor (“Assignor”) in favor of CAPITALSOURCE FINANCE LLC (“CapitalSource Finance”), as Assignee (“Assignee”).

R E C I T A L S

     WHEREAS, pursuant to a Membership Interest Assignment Agreement, dated as of February 28, 2003, between CapitalSource Finance, as assignor, and CapitalSource Acquisition Funding, as assignee, Capital Source Finance assigned 100% of the membership interests in CapitalSource Commercial Loan LLC, 2002-2 (the “LLC” and such membership interests being the “LLC Interests”) to CapitalSource Acquisition Funding; and

     WHEREAS; CapitalSource Acquisition Funding is now the owner of the LLC Interests; and

     WHEREAS, CapitalSource Acquisition Funding now desires to assign the Assigned Interests (as defined below) and other Collateral (as defined below) back to CapitalSource Finance;

     NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Recitals; Definitions. The Recitals set forth above are true and correct and are incorporated herein by reference. When used herein, (a) capitalized terms used but not defined in this Agreement have the meanings given to such terms in the Loan Certificate and Servicing Agreement, dated as of February 28, 2002 , as amended by Amendment No. 1 to Loan Certificate and Servicing Agreement dated as of April 3, 2003 (as further amended, supplemented, modified or restated from time to time, the “Loan Certificate and Servicing Agreement”), by and among CapitalSource Acquisition Funding, as the seller, CapitalSource Finance, as the originator and as the servicer, Variable Funding Capital Corporation (“VFCC”), as the purchaser, Wachovia Securities, Inc., as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as agent for VFCC (together with its successors and assigns in such capacity, the “Purchaser Agent”), and Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as the backup servicer and as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”), (b) all terms defined in the Uniform Commercial Code of the State of New York and used herein shall have the same definitions herein as specified therein and (c) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Distributions: All dividends, payments (including payments of principal and interest on the Series 2002-2 Notes), deferred payments, money and other distributions (whether in cash or in kind) and all interest in respect of, and all proceeds of, any of the Collateral, of whatever kind or description, real or personal, whether in the ordinary course or in partial or total liquidation or dissolution, or any recapitalization, reclassification of capital, or reorganization or reduction of capital, or otherwise.

     LLC Agreement: The operating agreement for the LLC (as amended, modified, waived, supplemented or restated from time to time).

     Series 2002-2 Class D Notes: The Series 2002-2 Class D Notes issued pursuant to the Series 2002-2 Indenture.

     Series 2002-2 Class E Notes: The Series 2002-2 Class E Notes issued pursuant to the Series 2002-2 Indenture.

     Series 2002-2 Indenture: That certain Indenture, dated as of October 30, 2002, by and between CapitalSource Commercial Loan Trust 2002-2, as the issuer, and Wells Fargo, not in its individual capacity but solely in its capacity as the indenture trustee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     Series 2002-2 Notes: Collectively, the Series 2002-2 Class D Notes and the Series 2002-2 Class E Notes.

     Section 2. Assignment and Acceptance.

     (a) Assignment. For value received, Assignor hereby sells, assigns, transfers, and conveys to Assignee, the LLC Interest and all of Assignor’s rights as a member, in and to the LLC (including, without limitation, Assignor’s share of the profits, losses and capital of the LLC, and the right to vote, take actions or consent to actions in accordance with the LLC Agreement, and to participate in the operation of the LLC) (collectively, the “Assigned Interest”). The Assigned Interests are assigned hereunder together with all of Assignor’s right, title and interest, whether now owned or hereafter acquired, whether direct or indirect, whether legal, beneficial or economic, and whether fixed or contingent, in all of the following (collectively, the “Assigned Assets”):

     (i) in all documents, instruments or agreements (whether or not evidenced by a writing), whether heretofore, now or hereafter in existence or acquired, evidencing the Assigned Interest;

     (ii) in the property of the LLC;

     (iii) in all Distributions;

     (iv) in all proceeds (including claims against third parties), products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions and accessions to or of the foregoing;

     (v) in all replacements and substitutions of or for the foregoing;

     (vi) in all books and records (in whatever form or media, including without limitation computerized records, software and disks) relating to any of the foregoing; and

     (vii) in all documents, instruments, certificates, agreements or other evidence of the foregoing, whether or not in written form.

     (b) Acceptance. Assignee hereby accepts the assignment of the Assigned Interests and other Assigned Assets from Assignor. Assignee hereby adopts and agrees to be bound by the LLC Agreement of the LLC.

     (c) Delivery, Performance. Assignor shall do all acts and deliver such documents, and cause the LLC to do the same, as Assignee deems necessary (or as are otherwise required by the laws of the jurisdiction governing perfection) in order to give effect to the assignment of all of Assignor’s right, title, and interest in the Assigned Assets to Assignee.

     Section 3. Miscellaneous.

     (a) Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

     (b) Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under such Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (c) Entire Agreement. This Agreement and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     (d) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ASSIGNOR AND ASSIGNEE HEREBY AGREE TO THE NON—EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. ASSIGNOR AND ASSIGNEE HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (e) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNOR AND ASSIGNEE HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY

SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of Assignee, its successors, assigns and representatives and shall bind Assignor, its successors, assigns and representatives.

     (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same document.

     (h) Including Means Without Limitation. The use in this Agreement of the term “including”, and related terms such as “include,” shall in all cases mean “including without limitation”.

     (i) Sole and Absolute Discretion. Any option, consent, approval, discretion or similar right of Assignee set forth in this Agreement may be exercised by Assignee in its sole, absolute and unreviewable discretion, unless the provisions of this Agreement specifically require such option, consent, approval, discretion or similar right to be exercised in Assignee’s discretion.

[Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, Assignor and Assignee have hereby executed this Membership Interest Assignment Agreement as of the date written above.

CAPITALSOURCE ACQUISITION FUNDING LLC, as
Assignor

By:

Name:

Title:

CAPITALSOURCE FINANCE LLC, as Assignee

By:

Name:

Title:

     The undersigned hereby acknowledges and agrees to the foregoing and consents to Assignee being admitted as a member of CapitalSource Commercial Loan LLC, 2002-2

CAPITALSOURCE COMMERCIAL LOAN LLC, 2002-2
By:

Name:

Title: